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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2010

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


            New Jersey                001-33088               22-2956711
            ----------                ---------               ----------
  (State Or Other Jurisdiction       (Commission            (IRS Employer
         Of Incorporation)           File Number)         Identification No.)


                     224 Pegasus Avenue, Northvale, NJ 07647
                   -------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 476-9600
                                 --------------
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      As disclosed in Ivivi Technologies, Inc.'s (the "Company") preliminary proxy statement, and subsequent to the announcement of the transactions contemplated by the Asset Purchase Agreement (collectively, the "Transaction"), a purported shareholder class action complaint, captioned LEHMANN V. GLUCKSTERN, ET. AL., was filed by one of the Company's shareholders in the Chancery Division of the Superior Court of New Jersey in Bergen County on October 30, 2009, naming the Company, its directors, Ivivi Technologies, LLC (the "Buyer") and Ajax Capital LLC ("Ajax") as defendants (the "Action"). The complaint alleges that the defendants breached their fiduciary duties in connection with the proposed sale of the Company's assets to the Buyer. It also alleges that the Buyer and Ajax aided and abetted the alleged breaches of fiduciary duties by the Company's directors. Among other things, the complaint seeks to enjoin the Company and its directors from completing the Transaction. In the alternative, the plaintiff seeks to either rescind the Asset Purchase Agreement or recover damages in the event the Transaction is completed.

      The Company, the other defendants and the plaintiffs entered into a Memorandum of Understanding, dated as of January 5, 2010 (the "MOU"). The MOU provides, among other things, that in consideration for full settlement and release of all claims under the Complaint:

      1. The Company agreed to disclose certain additional information in the definitive Proxy Statement to be filed by the Company regarding the Transaction with the Securities and Exchange Commission (the "SEC") and mailed to the Company's shareholders (such information has already been included in the revised preliminary proxy statement filed with the SEC on December 29, 2009).

      2. The Company agreed to terminate the Voting Agreement (discussed below).

      3. The Company's outside directors agreed to waive any board fees due to them for services rendered as a director of the Company.

      The settlement is subject to, among other things, (i) the drafting and execution of a formal stipulation of settlement and such other documentation as may be required to obtain final court approval of the settlement, (ii) the final court approval of the settlement and entry of a final order and judgment by the court providing for such release language as is contained in the settlement documents, and (iii) the entry of orders dismissing the Action with prejudice on the merits.

      The Company and the other defendants have vigorously denied, and continue to vigorously deny, any wrongdoing or liability with respect to the facts and claims asserted, or which could have been asserted, in the Action described above. The settlement is not, and should not be construed as, an admission of wrongdoing or liability by any defendant. The Company and its directors considered it desirable that the Action be settled to prevent the delay of the Transaction and to avoid the substantial burden, expense and risk of continued litigation and to fully and finally resolve the matter.

The disclosure in Item 1.02 is incorporated in this Item 1.01 by reference.


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ITEM 1.02.     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As previously disclosed, the Company, the Buyer and certain shareholders of the Company entered into a Voting Agreement in connection with the signing of the Asset Purchase Agreement. Pursuant to the Voting Agreement, the signatory shareholders agreed to vote their shares of the Company's common stock in favor of the Transaction. In connection with the MOU discussed above, the Voting Agreement was terminated pursuant to a Termination Agreement, dated as of January 5, 2010, by and among the Company, the Buyer and the shareholders named therein.

The foregoing description of the Termination Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

      IMPORTANT ADDITIONAL INFORMATION FOR SHAREHOLDERS

      In connection with the Transaction, the Company has filed with the SEC a preliminary proxy statement for the meeting of shareholders of the Company to be convened to approve the Transaction. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY'S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING THE DEFINITIVE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Company shareholders can obtain copies of these materials (including the definitive proxy statement, when it becomes available) without charge from the SEC through the SEC's Web site at WWW.SEC.GOV. These documents can also be obtained free of charge by accessing them on the Company's corporate Website at www.ivivitechnologies.com.

      The Company and its directors, executive officers and certain other members of its management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with the Transaction. Information regarding the interests of such directors and executive officers (which may be different than those of the Company's shareholders generally) is set forth in the Company's proxy statement referred to above and additional information regarding the Company's directors and executive officers is included in previous filings with the SEC, including the Company's 2009 proxy statement.



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ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number    Description

10.1 Termination Agreement, dated as of January 5, 2010, by and among Ivivi Technologies, Inc., Ivivi Technologies, LLC and the shareholders named therein.








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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            IVIVI TECHNOLOGIES, INC.


                                            By: /s/ Andre' DiMino
                                               ------------------------------
                                               Name: Andre' DiMino
                                               Title: Executive VP-Manufacturing
                                                      and Technology and Chief
                                                      Technical Officer


Date: January 8, 2010






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